Summary Prospectus dated February 1, 2017

Calvert Green Bond Fund

Class /Ticker     A / CGAFX      Y / CGYFX      I / CGBIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2017 are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to www.calvert.com/prospectus, email a request to Prospectusrequest@calert.com, call 1-800-368-2745, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund seeks to maximize income, to the extent consistent with preservation of capital, primarily through investment in bonds.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 57 and “Reduced Sales Charges” on page 61 of this Prospectus, and under “Method of Distribution” on page 42 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class Y	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None(1)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Class A	Class Y	Class I
Management fees(2)	0.42%	0.42%	0.42%
Distribution and service (12b-1) fees	0.25%	None	None
Other expenses	0.43%	0.37%	0.26%
Total annual fund operating expenses	1.10%	0.79%	0.68%
Less fee waiver and/or expense reimbursement(3)	(0.22)%	(0.16)%	(0.18)%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.88%	0.63%	0.50%

(1)

Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid are subject to a one-year contingent deferred sales charge of 0.80%.

(2)

Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.

(3)

Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.88% for Class A shares, 0.63% for Class Y shares and 0.50% for Class I shares. This expense reimbursement will continue through January 31, 2018. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

(4)

The contractual administrative fee is 0.12%. CRM has agreed to contractually waive 0.02% of the administrative fee on Class I shares through January 31, 2018.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•

you invest $10,000 ($1,000,000 in the case of Class I shares) in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•

your investment has a 5% return each year;

•

the Fund’s operating expenses remain the same; and

•

any expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$461	$691	$938	$1,646	$461	$691	$938	$1,646
Class Y shares	$64	$236	$423	$963	$64	$236	$423	$963
Class I shares	$5,113	$19,945	$36,087	$82,953	$5,113	$19,945	$36,087	$82,953

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 243% of its portfolio’s average value.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in “green” bonds. Bonds include debt securities of any maturity. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Adviser.  For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund primarily invests in a broad range of fixed-income securities, including, but not limited to, corporate bonds, project bonds, U.S. government securities, taxable municipal securities and mortgage-backed or other asset backed-securities (“ABS”), including commercial mortgage-backed securities. The Fund may also invest in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.

The Fund seeks to invest primarily in “green” investments. The Fund defines “green” investments to include securities of companies that develop or provide products or services that seek to provide environmental solutions and/or support efforts to reduce their own environmental footprint; bonds that support environmental projects; structured securities that are collateralized by assets supporting environmental themes; and securities that, in the opinion of the Fund’s Adviser, have no more than a negligible direct environmental impact, which may include securities issued by the U.S. government or its agencies, and U.S. government-sponsored entities.

The Fund may also invest in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff and consideration of the responsible investing criteria described below. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management quality and security structural and collateral considerations). The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the investment change or to pursue more attractive investment options. The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objectives. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The Fund manages duration and any hedging of interest rate risk through the purchase and sale of U.S. Treasury securities and related futures contracts.

Responsible Investing. In selecting investments for the Fund, CRM is guided by The Calvert Principles for Responsible Investment, which provide a framework for considering environmental, social and governance factors that may affect investment performance.

Calvert Green Bond Fund

Summary Prospectus dated February 1, 2017

Principal Risks

 “Green” Investing Risk. Investing primarily in green investments carries the risk that, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. In addition, some green investments may be dependent on government tax incentives and subsidies, and on political support for certain environmental technologies and companies. The green sector may also have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market.

Bond Market Risk. Economic and other events (whether real, perceived or expected) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments. Fixed income markets have recently experienced a period of relatively high volatility due to rising U.S. treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation. As a result of the Federal Reserve’s recent decision to raise the target fed funds rate following a similar move last year and the possibility that it may continue with such rate increases and/or unwind its quantitative easing program, among other things, markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.  Such defaults may reduce the value of Fund shares and income distributions.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a municipal obligation to make principal and interest payments. The value of a municipal obligation also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises).   Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

Management Risk. The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal obligations at attractive prices. Illiquid securities also may be difficult to value.

Calvert Green Bond Fund

Summary Prospectus dated February 1, 2017

Lower Rated Investment Risk. Investments rated below investment grade and comparable unrated investments (“junk bonds”) can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

Defaulted Bonds Risk. For bonds in default (those rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the investment adviser. When the Fund purchases unrated securities, it will depend on the investment adviser’s analysis of credit risk without the assessment of a rating agency. The credit risk of an unrated security will vary depending on its credit quality and whether it is supported by a credit enhancement.

Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks.  The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Responsible Investing Risk.  Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy.  The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market.  An investment’s environmental, social and governance (“ESG”) performance, or the Adviser’s assessment of such performance, may change over time, which could cause the Fund to temporarily hold investments that do not comply with the Fund’s responsible investment criteria.  In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Adviser to misanalyze the ESG factors relevant to a particular investment.  Successful application of the Fund’s responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured.

Calvert Green Bond Fund

Summary Prospectus dated February 1, 2017

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with two broad-based securities market indices. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting http://www.calvert.com.

During the period from October 31, 2013 through December 31, 2016, the highest quarterly total return for Class A was 2.64% for the quarter ended March 31, 2016 and the lowest quarterly return was -2.09% for the quarter ended December 31, 2016.

Average Annual Total Returns as of December 31, 2016	One Year	Life of Fund
Class A Return Before Taxes	-0.21%	1.07%
Class A Return After Taxes on Distributions	-1.32%	0.18%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-0.61%	0.43%
Class Y Return Before Taxes	3.91%	2.55%
Class I Return Before Taxes	4.05%	2.68%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.26%	0.10%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.56%

These returns reflect the maximum sales charge for Class A (3.75%).  Class A, Class Y and Class I commenced operations on October 31, 2013.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Portfolio Management

Investment Adviser. Effective December 31, 2016, Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers.

Vishal Khanduja, CFA, Vice President of CRM, who has managed the Fund since October 2013.

Brian S. Ellis, CFA, Vice President of CRM, who has managed the Fund since November 2015.

Calvert Green Bond Fund

Summary Prospectus dated February 1, 2017

Buying and Selling Shares

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open.  The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A

Regular accounts

$2,000

IRA Accounts

$1,000

Except:  $100, if establishing an Automatic Investment Plan (“AIP”). For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.

The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.

$250 $250
Class Y

Regular accounts

$2,000

IRA Accounts

$1,000

Except:  $100, if establishing an Automatic Investment Plan (“AIP”). For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.

Generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business.  The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.

$250 $250
Class I

$1,000,000

The initial investment minimum is waived for retirement plans that trade through omnibus accounts.  The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

N/A

Class A Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available by calling 800-368-2745). Make your check payable to the Fund.

Class Y Shares. Purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2745.

Class I Shares. All initial and subsequent purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars. For wire instructions, call 800-368-2745.

To Buy Shares

New Accounts (include application) and Subsequent Investments (include investment slip):
Calvert Funds, P.O. Box 219544
Kansas City, MO 64121-9544

By Registered, Certified or Overnight Mail:
Calvert Funds, c/o BFDS
330 West 9th Street
Kansas City, MO 64105-1514

To Sell Shares

By Telephone:  Call 800-368-2745
By Mail:  Calvert Funds, P.O. Box 219544
Kansas City, MO 64121-9544

Calvert Green Bond Fund

Summary Prospectus dated February 1, 2017

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24145 2.1.17

Calvert Green Bond Fund

Summary Prospectus dated February 1, 2017